Filed under Rules 497(e) and 497(k)
Registration No. 33-52742

SunAmerica Series Trust

SA Franklin Tactical Opportunities Portfolio

(the “Portfolio”)

Supplement dated December 10, 2021

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2021, as supplemented and amended to date

On or about August 7, 2021, QS Investors, LLC (“QS”), the Portfolio’s subadviser, merged with Franklin Advisers, Inc. (“Franklin”), effectively transferring subadvisory rights and obligations for the Portfolio to Franklin. All references to QS in the Summary Prospectus and Prospectus are substituted with Franklin.

Lisa Wang, CFA, CPA, formerly a Portfolio Manager of the Portfolio, has transitioned into a new role within Franklin and has been replaced by Jacqueline Kenney, CFA, and Laura Green as portfolio managers. Accordingly, effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Franklin Tactical Opportunities Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” the information pertaining to Lisa Wang is replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Jacqueline Kenney, CFA Portfolio Manager	August 2021
Laura Green, CFA Portfolio Manager	August 2021

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the first paragraph under “QS Investors, LLC (QS Investors)” is deleted and the remaining information is moved under “Franklin Advisers, Inc.” The next paragraph, regarding management of the Portfolio, is deleted and replaced with the following:

The SA Franklin Tactical Opportunities Portfolio is managed by Thomas Picciochi, CAIA (Chartered Alternative Investment Analyst), Jacqueline Kenney, CFA, and Laura Green, CFA. Thomas Picciochi, CAIA, serves as a Portfolio Manager and Co-Head of Asset Allocation Portfolio Management at Franklin Templeton Investment Solutions. Mr. Picciochi has been responsible for multi-asset portfolio management at QS Investors, now Franklin, since 2010. Ms. Kenney is a Vice President and serves as Portfolio Manager. She was a member of the Portfolio Management group at QS Investors since 2010. Prior to joining QS Investors, Ms. Kenney was employed by its predecessor, Deutsche Asset Management Quantitative Strategies group. Ms. Green is a Vice President and serves as Portfolio Manager. She is responsible for multi-asset strategies, including target-date, target-risk, volatility-controlled, ESG and customized solutions. Ms. Green was also a member of the Portfolio Management team at QS Investors since 2010. Prior to joining QS Investors, Ms. Green was a member of its predecessor, Deutsche Asset Management Quantitative Strategies group, where she held portfolio manager and portfolio assistant positions.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.